Exhibit 99.1
For Immediate Release
Isabella Bank Corporation
401 North Main Street
Mt. Pleasant, MI 48858-1649
FOR MORE INFORMATION CONTACT:
Lori Peterson, Director of Marketing
Phone: 989-779-6333 Fax: 989-775-5501
Isabella Bank Corporation Announces Fourth Quarter and 2023 Earnings
Continued growth in loans, Isabella Wealth; outpaced by continued interest rate pressure
Mt. Pleasant, Michigan, February 16, 2024 — Isabella Bank Corporation (the “Corporation”) (OTCQX: ISBA) reported fourth quarter and year-end 2023 earnings, demonstrating resilience during a year buffeted by rising interest rates on deposit accounts. Net income for the fourth quarter was $3.8 million and $18.2 million for the year ended December 31, 2023. Earnings per common share were $0.51 in the fourth quarter and $2.42 for the year.
Among the 2023 highlights:
•Gross loans increased more than $85 million, or 7%.
•Isabella Wealth assets grew 25% to $641 million, leading to an increase in wealth management fees of $552,000, or 18%, over 2022.
•Interest income increased $13.8 million, or 21%, over 2022, offset by an increase in interest expense of $16.4 million.
•Shareholders earned a cash dividend of $1.12 per share in 2023, with an annualized dividend yield of 5.21%.
“Our 2023 financial results demonstrate Isabella Bank’s ability to come out of a tough year still delivering strong results for shareholders,” said Jerome E. Schwind, President and Chief Executive Officer. "Our liquidity and capital ratios remain strong and we delivered results against our strategic plan based on our strength in the marketplace.
"We continued to grow our footprint — including adding our eighth mid-Michigan county — and customers continued to turn to Isabella Bank, driving our growth in loans and our wealth management business,” he added.

Operating Results
Net income: Net income for the fourth quarter of 2023 was $3.8 million, a decrease of $2.5 million compared to the same period in 2022. For the year ended December 31, 2023, net income was $18.2 million, compared to $22.2 million in 2022. The declines were driven by a rise in interest expense resulting largely from increased interest rates on deposit accounts.
Net interest income, fourth quarter 2023: Net interest income for the fourth quarter 2023 declined $2.7 million, or 16%, compared to the fourth quarter of 2022. Interest income increased $3.1 million, or 17.5%, driven by core loan growth, while continued interest rate pressure was the primary cause of a $5.8 million increase in interest expense over the same period in 2022.
Net interest income, year-end 2023: Net interest income for the year ended December 31, 2023 decreased $2.5 million, or 4.2%, compared to 2022. Rising interest rates and growth in core loans led to a $13.8 million, or 21%, increase in gross interest income during 2023, compared to 2022. At the same time, rising interest rates on deposits and an increase in borrowings led to a $16.4 million increase in interest expense for 2023, compared to 2022.
Noninterest income and expenses, fourth quarter 2023: Noninterest income increased $244,000 compared to the fourth quarter of 2022, primarily driven by wealth management fees and ATM and debit card income. Noninterest expenses for the quarter were essentially unchanged in comparison to the fourth quarter of 2022.
Noninterest income and expenses, year-end 2023: Noninterest income for the year ended December 31, 2023 increased $161,000 compared to 2022. The increase was driven by wealth management fees and ATM and debit card fee income, offset by a decrease in mortgage servicing rights and gain on sale of loans, as residential mortgages sold to the secondary market declined. Noninterest expense increased $2.5 million compared to 2022, primarily the result of increased compensation, equipment expense, other losses, and FDIC insurance premiums.
Net yield on interest earning assets: The Corporation’s fully taxable equivalent net yield on interest earning assets was 2.85% and 3.05% for the fourth quarter and year ended December 31, 2023, respectively, compared to 3.43% and 3.18% for the same periods in 2022. To maintain a competitive edge in the rising interest rate environment, rates on several deposit products began to increase in the fourth quarter of 2022 and continued throughout 2023. Over the last year, the level of borrowings increased to fund loan growth. These factors have negatively impacted the net yield on interest earning assets slowing its rate of growth.
Balance Sheet
Assets: Total assets were $2.06 billion and assets under management were $2.95 billion as of December 31, 2023. Managed assets included loans sold and serviced of $249 million as well as $641 million in investment and trust assets managed by our wealth business.

Loans: Loans outstanding as of December 31, 2023 totaled $1.35 billion, growing $85.3 million since December 31, 2022. Credit quality remained strong, as evidenced by total past due and nonaccrual loans which were 0.37% of gross loans as of December 31, 2023.
Deposits: Deposits were $1.72 billion as of December 31, 2023, declining $20.6 million, or 1.2%, since December 31, 2022. A decline in demand deposits was driven by contraction in money supply as the Federal Reserve Bank pulled money out of the banking system.
Capital: The Bank continues to be considered a “well-capitalized” institution, as its capital ratios exceeded the minimum designated requirements. As of December 31, 2023, the Bank’s Tier 1 Leverage Ratio was 8.71%, Tier 1 Capital Ratio was 12.48% and Total Capital Ratio was 13.42%, compared to minimum requirements to be considered well capitalized of 5.0%, 8.0% and 10.0%, respectively.
Dividend: The Corporation paid a $0.28 per common share cash dividend for the fourth quarter of 2023. Total cash dividends paid for the year ended December 31, 2023 totaled $1.12, a 2.75% increase over dividends paid in 2022. Based on the Corporation’s closing stock price of $21.50 as of December 29, 2023, the annualized cash dividend yield was 5.21%.
About the Corporation
Isabella Bank Corporation (OTCQX: ISBA) is the parent holding company of Isabella Bank, a state-chartered community bank headquartered in Mt. Pleasant, Michigan. Isabella Bank was established in 1903 and has been committed to serving its customers' and communities' local banking needs for over 120 years. The Bank offers personal and commercial lending and deposit products, as well as investment, trust, and estate planning services. The Bank has locations throughout eight Mid-Michigan counties: Bay, Clare, Gratiot, Isabella, Mecosta, Midland, Montcalm, and Saginaw.
For more information about Isabella Bank Corporation, visit the Investor Relations link at www.isabellabank.com. Isabella Bank Corporation common stock is quoted on the OTCQX tier of the OTC Markets Group, Inc.’s electronic quotation system (www.otcmarkets.com) under the symbol “ISBA.” The Corporation’s investor relations firm is Stonegate Capital Partners, Inc. (www.stonegateinc.com).
Forward-Looking Statements
This press release includes forward-looking statements. To the extent that the foregoing information refers to matters that may occur in the future, please be aware that such forward-looking statements may differ materially from the actual results. Additional information concerning some of the factors that could cause materially different results is included in the sections titled “Risk Factors” and “Forward Looking Statements” set forth in Isabella Bank Corporation’s filings with the Securities and Exchange Commission, which are available from the Securities and Exchange Commission’s Public Reference facilities and from its website at www.sec.gov.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	December 31 2023	December 31 2022
ASSETS
Cash and cash equivalents
Cash and demand deposits due from banks	$25,628	$27,420
Fed Funds sold and interest bearing balances due from banks	8,044	11,504
Total cash and cash equivalents	33,672	38,924
Available-for-sale securities, at fair value	528,148	580,481
Mortgage loans available-for-sale	—	379
Loans	1,349,463	1,264,173
Less allowance for credit losses	13,108	9,850
Net loans	1,336,355	1,254,323
Premises and equipment	27,639	25,553
Corporate owned life insurance policies	33,892	32,988
Equity securities without readily determinable fair values	15,848	15,746
Goodwill and other intangible assets	48,284	48,287
Accrued interest receivable and other assets	35,130	33,586
TOTAL ASSETS	$2,058,968	$2,030,267
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest bearing	$428,505	$494,346
Interest bearing demand deposits	320,737	372,155
Certificates of deposit under $250 and other savings	857,768	810,642
Certificates of deposit over $250	116,685	67,132
Total deposits	1,723,695	1,744,275
Borrowed funds
Federal funds purchased and repurchase agreements	46,801	57,771
Federal Home Loan Bank advances	40,000	—
Subordinated debt, net of unamortized issuance costs	29,335	29,245
Total borrowed funds	116,136	87,016
Accrued interest payable and other liabilities	16,735	12,766
Total liabilities	1,856,566	1,844,057
Shareholders’ equity
Common stock — no par value 15,000,000 shares authorized; issued and outstanding 7,485,889 shares (including 150,581 shares held in the Rabbi Trust) in 2023 and 7,559,421 shares (including 154,879 shares held in the Rabbi Trust) in 2022	127,323	128,651
Shares to be issued for deferred compensation obligations	3,693	5,005
Retained earnings	97,282	89,748
Accumulated other comprehensive income (loss)	(25,896)	(37,194)
Total shareholders’ equity	202,402	186,210
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,058,968	$2,030,267

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands except per share amounts)

	Three Months Ended December 31		Year Ended December 31
	2023	2022	2023	2022
Interest income
Loans, including fees	$17,580	$14,163	$65,670	$53,283
Available-for-sale securities
Taxable	2,303	2,512	9,514	8,363
Nontaxable	623	718	2,642	2,808
Federal funds sold and other	550	522	1,805	1,344
Total interest income	21,056	17,915	79,631	65,798
Interest expense
Deposits	6,399	1,323	18,352	4,021
Borrowings
Federal funds purchased and repurchase agreements	357	53	961	79
Federal Home Loan Bank advances	422	—	1,309	152
Subordinated debt, net of unamortized issuance costs	266	267	1,065	1,065
Total interest expense	7,444	1,643	21,687	5,317
Net interest income	13,612	16,272	57,944	60,481
Provision for credit losses	684	(57)	629	483
Net interest income after provision for credit losses	12,928	16,329	57,315	59,998
Noninterest income
Service charges and fees	2,212	2,115	8,297	8,730
Wealth management fees	932	788	3,557	3,005
Earnings on corporate owned life insurance policies	239	229	920	884
Net gain on sale of mortgage loans	85	63	317	631
Other	48	77	736	416
Total noninterest income	3,516	3,272	13,827	13,666
Noninterest expenses
Compensation and benefits	6,116	6,407	25,905	24,887
Furniture and equipment	1,697	1,624	6,519	6,006
Occupancy	857	878	3,778	3,691
Other	3,245	3,013	13,108	12,236
Total noninterest expenses	11,915	11,922	49,310	46,820
Income before federal income tax expense	4,529	7,679	21,832	26,844
Federal income tax expense	726	1,357	3,665	4,606
NET INCOME	$3,803	$6,322	$18,167	$22,238
Earnings per common share
Basic	$0.51	$0.84	$2.42	$2.95
Diluted	$0.51	$0.83	$2.40	$2.91
Cash dividends per common share	$0.28	$0.28	$1.12	$1.09

AVERAGE BALANCES, INTEREST RATE, AND NET INTEREST INCOME (UNAUDITED)
(Dollars in thousands)
The following schedules present the daily average amount outstanding for each major category of interest earning assets, non-earning assets, interest bearing liabilities, and noninterest bearing liabilities. These schedules also present an analysis of interest income and interest expense for the periods indicated. All interest income is reported on a fully taxable equivalent (FTE) basis using a federal income tax rate of 21%. Loans in nonaccrual status, for the purpose of the following computations, are included in the average loan balances. Federal Reserve Bank (FRB) and Federal Home Loan Bank (FHLB) restricted equity holdings are included in other interest earning assets.

	Three Months Ended
	December 31, 2023			December 31, 2022
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans (1)	$1,340,271	$17,580	5.25%	$1,244,972	$14,163	4.55%
Taxable investment securities	473,660	2,274	1.92%	520,139	2,499	1.92%
Nontaxable investment securities	90,408	899	3.98%	107,508	999	3.72%
Fed funds sold	13	—	5.76%	14	—	4.00%
Other	39,585	549	5.55%	56,142	522	3.72%
Total earning assets	1,943,937	21,302	4.38%	1,928,775	18,183	3.77%
NONEARNING ASSETS
Allowance for credit losses	(12,780)			(9,792)
Cash and demand deposits due from banks	23,244			24,312
Premises and equipment	27,444			25,382
Accrued income and other assets	71,592			63,553
Total assets	$2,053,437			$2,032,230

INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$317,996	$504	0.63%	$358,809	$104	0.12%
Savings deposits	634,539	2,819	1.78%	635,771	535	0.34%
Time deposits	338,852	3,076	3.63%	254,604	684	1.07%
Federal funds purchased and repurchase agreements	50,049	357	2.85%	55,478	53	0.38%
Federal Home Loan Bank advances	29,674	422	5.69%	—	—	—%
Subordinated debt, net of unamortized issuance costs	29,320	266	3.63%	29,233	267	3.65%
Total interest bearing liabilities	1,400,430	7,444	2.13%	1,333,895	1,643	0.49%
NONINTEREST BEARING LIABILITIES
Demand deposits	446,747			504,791
Other	17,302			13,103
Shareholders’ equity	188,958			180,441
Total liabilities and shareholders’ equity	$2,053,437			$2,032,230
Net interest income (FTE)		$13,858			$16,540
Net yield on interest earning assets (FTE)			2.85%			3.43%
(1) Includes loans and mortgage loans available-for-sale

	Year Ended
	December 31, 2023			December 31, 2022
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans (1)	$1,308,891	$65,670	5.02%	$1,249,634	$53,283	4.26%
Taxable investment securities	485,718	9,399	1.94%	477,159	8,294	1.74%
Nontaxable investment securities	96,845	3,780	3.90%	107,158	3,933	3.67%
Fed funds sold	12	1	5.04%	10	—	2.42%
Other	41,965	1,804	4.30%	99,301	1,344	1.35%
Total earning assets	1,933,431	80,654	4.17%	1,933,262	66,854	3.46%
NONEARNING ASSETS
Allowance for credit losses	(12,784)			(9,477)
Cash and demand deposits due from banks	24,592			24,708
Premises and equipment	26,589			24,648
Accrued income and other assets	74,319			81,823
Total assets	$2,046,147			$2,054,964

INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$346,875	$1,086	0.31%	$374,623	$274	0.07%
Savings deposits	626,027	8,290	1.32%	630,574	1,135	0.18%
Time deposits	308,699	8,976	2.91%	270,296	2,612	0.97%
Federal funds purchased and repurchase agreements	43,061	961	2.23%	49,974	79	0.16%
Federal Home Loan Bank advances	23,699	1,309	5.52%	7,863	152	1.93%
Subordinated debt, net of unamortized issuance costs	29,287	1,065	3.64%	29,200	1,065	3.65%
Total interest bearing liabilities	1,377,648	21,687	1.57%	1,362,530	5,317	0.39%
NONINTEREST BEARING LIABILITIES
Demand deposits	461,689			482,781
Other	16,043			14,695
Shareholders’ equity	190,767			194,958
Total liabilities and shareholders’ equity	$2,046,147			$2,054,964
Net interest income (FTE)		$58,967			$61,537
Net yield on interest earning assets (FTE)			3.05%			3.18%
(1) Includes loans and mortgage loans available-for-sale

SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands except per share amounts)

	Year Ended
	December 31 2023	December 31 2022	December 31 2021
PER SHARE
Basic earnings	$2.42	$2.95	$2.48
Diluted earnings	$2.40	$2.91	$2.45
Dividends	$1.12	$1.09	$1.08
Tangible book value	$20.59	$18.25	$21.61
Quoted market value
High	$26.00	$26.25	$29.00
Low	$19.13	$21.00	$19.45
Close (1)	$21.50	$23.50	$25.50
Common shares outstanding (1)	7,485,889	7,559,421	7,532,641
Average number of common shares outstanding	7,511,591	7,549,878	7,853,398
Average number of diluted common shares outstanding	7,575,492	7,647,612	7,965,961
PERFORMANCE RATIOS
Return on average total assets	0.89%	1.08%	0.96%
Return on average shareholders' equity	9.52%	11.41%	8.83%
Return on average tangible shareholders' equity	12.75%	15.17%	11.31%
Net interest margin yield (FTE)	3.05%	3.18%	2.87%
ASSETS UNDER MANAGEMENT (1)
Loans sold with servicing retained	$248,756	$264,206	$278,844
Assets managed by Isabella Wealth	$641,027	$513,918	$516,243
Total assets under management	$2,948,751	$2,808,391	$2,827,245
ASSET QUALITY (1)
Nonaccrual loans	$982	$457	$1,245
Foreclosed assets	$406	$439	$211
Net loan charge-offs (recoveries)	$115	$(264)	$123
Nonperforming loans to gross loans	0.08%	0.04%	0.10%
Nonperforming assets to total assets	0.07%	0.05%	0.08%
Allowance for credit losses to gross loans	0.97%	0.78%	0.70%
CAPITAL RATIOS (1)
Shareholders' equity to assets	9.83%	9.17%	10.39%
Tier 1 leverage	8.76%	8.61%	7.97%
Common equity tier 1 capital	12.54%	12.91%	12.07%
Tier 1 risk-based capital	12.54%	12.91%	12.07%
Total risk-based capital	15.52%	15.79%	14.94%
(1) At end of period

SUPPLEMENTAL BALANCE SHEET DATA (UNAUDITED)
(Dollars in thousands)

	December 31 2023	September 30 2023	June 30 2023	March 31 2023	December 31 2022
Commercial and industrial	$209,738	$195,814	$194,914	$189,185	$178,428
Commercial real estate	564,244	566,639	564,254	566,410	566,012
Advances to mortgage brokers	18,541	24,807	39,099	—	—
Agricultural	99,994	99,233	96,689	94,760	104,985
Residential real estate	356,418	348,196	343,474	336,186	336,694
Consumer	100,528	99,985	95,972	84,110	78,054
Gross loans	$1,349,463	$1,334,674	$1,334,402	$1,270,651	$1,264,173

	December 31 2023	September 30 2023	June 30 2023	March 31 2023	December 31 2022
Noninterest bearing demand deposits	$428,505	$445,043	$458,845	$478,829	$494,346
Interest bearing demand deposits	320,737	363,558	335,922	383,602	372,155
Savings deposits	628,079	628,795	606,644	662,495	625,734
Certificates of deposit	346,125	331,829	313,288	288,103	251,541
Internet certificates of deposit	249	249	249	499	499
Total deposits	$1,723,695	$1,769,474	$1,714,948	$1,813,528	$1,744,275

	December 31 2023	September 30 2023	June 30 2023	March 31 2023	December 31 2022
U.S. Treasury	$214,801	$209,182	$209,353	$212,086	$208,701
States and political subdivisions	92,876	89,773	95,242	108,719	117,512
Auction rate money market preferred	2,931	2,570	2,637	2,716	2,342
Mortgage-backed securities	32,815	32,923	35,532	37,797	39,070
Collateralized mortgage obligations	177,775	175,630	180,996	200,252	205,728
Corporate	6,950	6,819	6,737	7,080	7,128
Available-for-sale securities, at fair value	$528,148	$516,897	$530,497	$568,650	$580,481

	December 31 2023	September 30 2023	June 30 2023	March 31 2023	December 31 2022
Securities sold under agreements to repurchase without stated maturity dates	$46,801	$52,330	$37,102	$31,995	$57,771
Federal Home Loan Bank advances	40,000	65,000	55,000	—	—
Subordinated debt, net of unamortized issuance costs	29,335	29,312	29,290	29,267	29,245
Total borrowed funds	$116,136	$146,642	$121,392	$61,262	$87,016

SUPPLEMENTAL STATEMENTS OF INCOME DATA (UNAUDITED)
(Dollars in thousands)

	Three Months Ended December 31		Year Ended December 31
	2023	2022	2023	2022
Service charges and fees
ATM and debit card fees	$1,397	$1,267	$5,051	$4,774
Service charges and fees on deposit accounts	616	653	2,413	2,566
Freddie Mac servicing fee	155	163	630	669
Net mortgage servicing rights income (loss)	(40)	(42)	(137)	435
Other fees for customer services	84	74	340	286
Total service charges and fees	2,212	2,115	8,297	8,730
Wealth management fees	932	788	3,557	3,005
Earnings on corporate owned life insurance policies	239	229	920	884
Net gain on sale of mortgage loans	85	63	317	631
Other	48	77	736	416
Total noninterest income	$3,516	$3,272	$13,827	$13,666

	Three Months Ended December 31		Year Ended December 31
	2023	2022	2023	2022
Compensation and benefits	$6,116	$6,407	$25,905	$24,887
Furniture and equipment	1,697	1,624	6,519	6,006
Occupancy	857	878	3,778	3,691
Other
Audit, consulting, and legal fees	576	609	2,340	2,358
ATM and debit card fees	487	424	1,767	1,909
Marketing costs	276	244	1,159	1,056
Memberships and subscriptions	313	222	1,042	876
Loan underwriting fees	290	364	927	1,004
FDIC insurance premiums	233	143	922	537
Donations and community relations	223	258	915	923
Other losses	101	137	871	546
Director fees	183	192	764	790
All other	563	420	2,401	2,237
Total other noninterest expenses	3,245	3,013	13,108	12,236
Total noninterest expenses	$11,915	$11,922	$49,310	$46,820